AMERITAS LIFE INSURANCE CORP.
                            NO-LOAD VARIABLE ANNUITY
                   Supplement to Prospectus dated May 1, 1997

The prospectus is amended at page 6 to disclose that Strong Capital Management, Inc. has voluntarily agreed to cap the Strong Growth Fund II total operating expenses at 1.20%. Strong Capital Management, Inc. has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion.

The date of the Supplement is July 24, 1997.